UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 5, 2017
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 5, 2017, the Board of Directors of First Solar, Inc. (the “Company” or “First Solar”) appointed Molly E. Joseph to the Board of Directors effective immediately. Ms. Joseph will sit on the Board’s Audit and Project Development Committees.

Ms. Joseph is Chief Executive Officer of UnitedHealthcare Global and Executive Vice President, Global, UnitedHealth Group. She assumed these roles in May of 2014 and March of 2017, respectively, and leads overall strategic direction and operational management of business outside the United States. She serves on UnitedHealthcare’s Executive Council and UnitedHealth Group’s Executive Leadership Team. From 2009 to 2014, Ms. Joseph was Senior Vice President, Global for UnitedHealth Group, leading the Global Markets division, as well as the strategic development of the global business, which grew from a start-up to a $7 billion revenue business over that period of time. Prior to her global role with UnitedHealth Group, she led acquisitions and other strategic transactions across the enterprise.

Prior to joining UnitedHealth Group, Ms. Joseph was an investment banker focused on mergers and acquisitions. She began her career as a corporate lawyer, also focused on business transactions.

Ms. Joseph currently sits on the Advisory Board of Children’s HeartLink, a global nonprofit healthcare organization, as well as the Board of Directors of Austin Young People’s Chorus.

Ms. Joseph graduated from Santa Clara University with a Bachelor of Science degree, and received a Juris Doctorate from Georgetown Law Center.

Ms. Joseph is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Joseph will receive compensation as a non-associate director in accordance with the Company’s non-associate director compensation practices described in “Non-Associate Director Compensation” of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2017. In connection with her appointment, Ms. Joseph entered into a Director and Officer Indemnification Agreement, in substantially the same form as the Company has previously filed with the Securities and Exchange Commission.

On June 9, 2017, First Solar issued a press release regarding Ms. Joseph’s appointment, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of First Solar, Inc. dated June 9, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Dated: June 9, 2017	By:	/s/ PAUL KALETA
	Name:	Paul Kaleta
	Title:	Executive Vice President, General Counsel and Secretary